SCHEDULE A

FEE AND EXPENSE AGREEMENT

WELLS FARGO FUNDS TRUST

(Capped Operating Expense Ratios)

FUNDS/CLASSES	Capped Operating Expense Ratio	Expiration / Renewal Date
Absolute Return Fund Class A Class C Administrator Class Institutional Class	0.76% 1.51% 0.57% 0.33%	January 31, 2015 January 31, 2015 January 31, 2015 January 31, 2015
Adjustable Rate Government Fund Class A Class B Class C Administrator Class Institutional Class	0.74% 1.49% 1.49% 0.60% 0.46%	December 31, 2014 December 31, 2014 December 31, 2014 December 31, 2014 December 31, 2014
Alternative Strategies Fund[1] Class A Class C Administrator Class Institutional Class	2.50% 3.25% 2.35% 2.25%	November 30, 2015 November 30, 2015 November 30, 2015 November 30, 2015
Asia Pacific Fund Class A Class C Administrator Class Institutional Class Investor Class	1.60% 2.35% 1.40% 1.25% 1.65%	February 28, 2015 February 28, 2015 February 28, 2015 February 28, 2015 February 28, 2015
Asset Allocation Fund Class A Class B Class C Class R Administrator Class Institutional Class	0.87% 1.62% 1.62% 1.12% 0.64% 0.44%	January 31, 2015 January 31, 2015 January 31, 2015 January 31, 2015 January 31, 2015 January 31, 2015
C&B Large Cap Value Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	1.15% 1.90% 1.90% 0.95% 0.70% 1.20%	September 30, 2014 September 30, 2014 September 30, 2014 September 30, 2014 September 30, 2014 September 30, 2014
C&B Mid Cap Value Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	1.20% 1.95% 1.95% 1.15% 0.90% 1.25%	January 31, 2015 January 31, 2015 January 31, 2015 January 31, 2015 January 31, 2015 January 31, 2015
California Limited-Term Tax-Free Fund Class A Class C Administrator Class	0.80% 1.55% 0.60%	October 31, 2014 October 31, 2014 October 31, 2014
California Municipal Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	0.65% 0.30% 0.20% 0.45% 1.00%	May 31, 2015 May 31, 2015 May 31, 2015 May 31, 2015 May 31, 2015
California Tax-Free Fund Class A Class B Class C Administrator Class	0.75% 1.50% 1.50% 0.55%	October 31, 2014 October 31, 2014 October 31, 2014 October 31, 2014
Capital Growth Fund Class A Class C Class R4 Class R6 Administrator Class Institutional Class Investor Class	1.11% 1.86% 0.75% 0.60% 0.90% 0.65% 1.17%	November 30, 2014 November 30, 2014 November 30, 2014 November 30, 2014 November 30, 2014 November 30, 2014 November 30, 2014
Cash Investment Money Market Fund Administrator Class Institutional Class Select Class Service Class	0.35% 0.20% 0.13% 0.50%	May 31, 2015 May 31, 2015 May 31, 2015 May 31, 2015
Colorado Tax-Free Fund Class A Class B Class C Administrator Class	0.85% 1.60% 1.60% 0.60%	October 31, 2014 October 31, 2014 October 31, 2014 October 31, 2014
Common Stock Fund Class A Class B Class C Class R6 Administrator Class Institutional Class Investor Class	1.26% 2.01% 2.01% 0.85% 1.10% 0.90% 1.29%	January 31, 2015 January 31, 2015 January 31, 2015 January 31, 2015 January 31, 2015 January 31, 2015 January 31, 2015
Conservative Income Fund Institutional Class	0.27%	December 31, 2014
Core Bond Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class Institutional Class Investor Class[2]	0.78% 1.53% 1.53% 1.03% 0.70% 0.52% 0.37% 0.42% 0.81%	September 30, 2014 September 30, 2014 September 30, 2014 September 30, 2014 September 30, 2014 September 30, 2014 September 30, 2014 September 30, 2014 September 30, 2014
Disciplined U.S. Core Fund Class A Class C Administrator Class Institutional Class	0.92% 1.67% 0.74% 0.48%	November 30, 2014 November 30, 2014 November 30, 2014 November 30, 2014
Discovery Fund Class A Class C Class R6 Administrator Class Institutional Class Investor Class	1.22% 1.97% 0.84% 1.15% 0.89% 1.28%	January 31, 2015 January 31, 2015 January 31, 2015 January 31, 2015 January 31, 2015 January 31, 2015
Diversified Capital Builder Fund Class A Class B Class C Administrator Class Institutional Class	1.20% 1.95% 1.95% 0.95% 0.78%	January 31, 2015 January 31, 2015 January 31, 2015 January 31, 2015 January 31, 2015
Diversified Equity Fund Class A Class B Class C Administrator Class	1.25% 2.00% 2.00% 1.00%	September 30, 2014 September 30, 2014 September 30, 2014 September 30, 2014
Diversified Income Builder Fund Class A Class B Class C Administrator Class Institutional Class	1.08% 1.83% 1.83% 0.90% 0.71%	January 31, 2015 January 31, 2015 January 31, 2015 January 31, 2015 January 31, 2015
Diversified International Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	1.41% 2.16% 2.16% 1.25% 0.99% 1.46%	February 28, 2015 February 28, 2015 February 28, 2015 February 28, 2015 February 28, 2015 February 28, 2015
Dow Jones Target Today Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class Investor Class	0.81% 1.56% 1.56% 1.06% 0.45% 0.30% 0.65% 0.86%	June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015
Dow Jones Target 2010 Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class Investor Class	0.83% 1.58% 1.58% 1.08% 0.47% 0.32% 0.67% 0.88%	June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015
Dow Jones Target 2015 Fund Class A Class R Class R4 Class R6 Administrator Class Investor Class	0.84% 1.09% 0.48% 0.33% 0.68% 0.89%	June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015
Dow Jones Target 2020 Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class Investor Class	0.86% 1.61% 1.61% 1.11% 0.50% 0.35% 0.70% 0.91%	June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015
Dow Jones Target 2025 Fund Class A Class R Class R4 Class R6 Administrator Class Investor Class	0.86% 1.11% 0.50% 0.35% 0.70% 0.91%	June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015
Dow Jones Target 2030 Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class Investor Class	9.87% 1.62% 1.62% 1.12% 0.51% 0.36% 0.71% 0.92%	June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015
Dow Jones Target 2035 Fund Class A Class R Class R4 Class R6 Administrator Class Investor Class	0.88% 1.13% 0.52% 0.37% 0.72% 0.93%	June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015
Dow Jones Target 2040 Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class Investor Class	0.88% 1.63% 1.63% 1.13% 0.52% 0.37% 0.72% 0.93%	June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015
Dow Jones Target 2045 Fund Class A Class R Class R4 Class R6 Administrator Class Investor Class	0.88% 1.13% 0.52% 0.37% 0.72% 0.93%	June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015
Dow Jones Target 2050 Fund Class A Class C Class R Class R4 Class R6 Administrator Class Investor Class	0.88% 1.63% 1.13% 0.52% 0.37% 0.72% 0.93%	June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015
Dow Jones Target 2055 Fund Class A Class R Class R4 Class R6 Administrator Class Investor Class	0.88% 1.13% 0.52% 0.37% 0.72% 0.93%	June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015
Emerging Growth Fund Class A Class C Administrator Class Institutional Class Investor Class[3]	1.37% 2.12% 1.20% 0.90% 1.43%	September 30, 2014 September 30, 2014 September 30, 2014 September 30, 2014 September 30, 2014
Emerging Markets Equity Fund Class A Class B Class C Class R6 Administrator Class Institutional Class	1.67% 2.42% 2.42% 1.18% 1.50% 1.23%	February 28, 2015 February 28, 2015 February 28, 2015 February 28, 2015 February 28, 2015 February 28, 2015
Emerging Markets Equity Income Fund Class A Class C Administrator Class Institutional Class	1.65% 2.40% 1.45% 1.25%	February 28, 2015 February 28, 2015 February 28, 2015 February 28, 2015
Emerging Markets Equity Select Fund Class A Class C Class R6 Administrator Class Institutional Class	1.65% 2.40% 1.15% 1.45% 1.20%	February 28, 2015 February 28, 2015 February 28, 2015 February 28, 2015 February 28, 2015
Emerging Markets Local Bond Fund Class A Class C Administrator Class Institutional Class	1.23% 1.98% 1.10% 0.90%	February 28, 2015 February 28, 2015 February 28, 2015 February 28, 2015
Endeavor Select Fund Class A Class B Class C Administrator Class Institutional Class	1.25% 2.00% 2.00% 1.00% 0.80%	November 30, 2014 November 30, 2014 November 30, 2014 November 30, 2014 November 30, 2014
Enterprise Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	1.18% 1.93% 1.93% 1.10% 0.85% 1.24%	January 31, 2015 January 31, 2015 January 31, 2015 January 31, 2015 January 31, 2015 January 31, 2015
Global Opportunities Fund Class A Class B Class C Administrator Class Institutional Class	1.55% 2.30% 2.30% 1.40% 1.15%	February 28, 2015 February 28, 2015 February 28, 2015 February 28, 2015 February 28, 2015
Government Money Market Fund Class A Administrator Class
Institutional Class
Service Class Sweep Class	0.65% 0.35% 0.20% 0.50% 1.00%	May 31, 2015 May 31, 2015 May 31, 2015 May 31, 2015 May 31, 2015
Government Securities Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.85% 1.60% 1.60% 0.64% 0.48% 0.88%	December 31, 2014 December 31, 2014 December 31, 2014 December 31, 2014 December 31, 2014 December 31, 2014
Growth Fund Class A Class C Administrator Class Institutional Class Investor Class	1.21% 1.96% 0.96% 0.75% 1.27%	November 30, 2014 November 30, 2014 November 30, 2014 November 30, 2014 November 30, 2014
Growth Balanced Fund Class A Class B Class C Administrator Class	1.20% 1.95% 1.95% 0.95%	September 30, 2014 September 30, 2014 September 30, 2014 September 30, 2014
Heritage Money Market Fund Administrator Class Institutional Class Select Class Service Class	0.35% 0.20% 0.13% 0.43%	May 31, 2015 May 31, 2015 May 31, 2015 May 31, 2015
High Income Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.90% 1.65% 1.65% 0.80% 0.50% 0.93%	December 31, 2014 December 31, 2014 December 31, 2014 December 31, 2014 December 31, 2014 December 31, 2014
High Yield Bond Fund Class A Class B Class C Administrator Class	1.03% 1.78% 1.78% 0.80%	December 31, 2014 December 31, 2014 December 31, 2014 December 31, 2014
High Yield Municipal Bond Fund Class A Class C Administrator Class Institutional Class	0.85% 1.60% 0.75% 0.60%	October 31, 2014 October 31, 2014 October 31, 2014 October 31, 2014
Income Plus Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.84% 1.59% 1.59% 0.72% 0.58% 0.85%	December 31, 2014 December 31, 2014 December 31, 2014 December 31, 2014 December 31, 2014 December 31, 2014
Index Asset Allocation Fund Class A Class B Class C Administrator Class	1.15% 1.90% 1.90% 0.90%	January 31, 2015 January 31, 2015 January 31, 2015 January 31, 2015
Index Fund Class A Class B Class C Administrator Class Investor Class	0.56% 1.31% 1.31% 0.25% 0.45%	September 30, 2014 September 30, 2014 September 30, 2014 September 30, 2014 September 30, 2014
Inflation-Protected Bond Fund Class A Class B Class C Administrator Class	0.85% 1.60% 1.60% 0.60%	September 30, 2014 September 30, 2014 September 30, 2014 September 30, 2014
Intermediate Tax/AMT-Free Fund Class A Class C Administrator Class Institutional Class Investor Class	0.70% 1.45% 0.60% 0.42% 0.73%	October 31, 2014 October 31, 2014 October 31, 2014 October 31, 2014 October 31, 2014
International Bond Fund Class A Class B Class C Class R6 Administrator Class Institutional Class	1.03% 1.78% 1.78% 0.65% 0.85% 0.70%	February 28, 2015 February 28, 2015 February 28, 2015 February 28, 2015 February 28, 2015 February 28, 2015
International Equity Fund Class A Class B Class C Class R Administrator Class Institutional Class	1.09% 1.84% 1.84% 1.34% 1.09% 0.84%	February 28, 2015 February 28, 2015 February 28, 2015 February 28, 2015 February 28, 2015 February 28, 2015
International Value Fund Class A Class B Class C Administrator Class Institutional Class	1.50% 2.25% 2.25% 1.25% 1.05%	September 30, 2014 September 30, 2014 September 30, 2014 September 30, 2014 September 30, 2014
Intrinsic Small Cap Value Fund Class A Class C Administrator Class Institutional Class Investor Class	1.40% 2.15% 1.20% 1.00% 1.46%	February 28, 2015 February 28, 2015 February 28, 2015 February 28, 2015 February 28, 2015
Intrinsic Value Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class Institutional Class	1.16% 1.91% 1.91% 1.41% 0.80% 0.65% 0.95% 0.70%	November 30, 2014 November 30, 2014 November 30, 2014 November 30, 2014 November 30, 2014 November 30, 2014 November 30, 2014 November 30, 2014
Intrinsic World Equity Fund Class A Class C Administrator Class Institutional Class	1.40% 2.15% 1.15% 0.95%	February 28, 2015 February 28, 2015 February 28, 2015 February 28, 2015
Large Cap Core Fund Class A Class C Administrator Class Institutional Class Investor Class	1.14% 1.89% 0.90% 0.66% 1.20%	November 30, 2014 November 30, 2014 November 30, 2014 November 30, 2014 November 30, 2014
Large Cap Growth Fund Class A Class C Class R Class R4 Class R6 Administrator Class Institutional Class Investor Class	1.07% 1.82% 1.32% 0.75% 0.60% 0.95% 0.65% 1.13%	November 30, 2014 November 30, 2014 November 30, 2014 November 30, 2014 November 30, 2014 November 30, 2014 November 30, 2014 November 30, 2014
Large Company Value Fund Class A Class C Administrator Class Institutional Class Investor Class	1.10% 1.85% 0.85% 0.65% 1.16%	November 30, 2014 November 30, 2014 November 30, 2014 November 30, 2014 November 30, 2014
Minnesota Tax-Free Fund Class A Class B Class C Administrator Class	0.85% 1.60% 1.60% 0.60%	October 31, 2014 October 31, 2014 October 31, 2014 October 31, 2014
Moderate Balanced Fund Class A Class B Class C Administrator Class	1.15% 1.90% 1.90% 0.90%	September 30, 2014 September 30, 2014 September 30, 2014 September 30, 2014
Money Market Fund Class A Class B Class C Daily Class Investor Class Service Class	0.70% 1.45% 1.45% 1.00% 0.65% 0.50%	May 31, 2015 May 31, 2015 May 31, 2015 May 31, 2015 May 31, 2015 May 31, 2015
Municipal Bond Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.75% 1.50% 1.50% 0.60% 0.48% 0.78%	October 31, 2014 October 31, 2014 October 31, 2014 October 31, 2014 October 31, 2014 October 31, 2014
Municipal Cash Management Money Market Fund Administrator Class Institutional Class Service Class	0.30% 0.20% 0.45%	May 31, 2015 May 31, 2015 May 31, 2015
Municipal Money Market Fund Class A Institutional Class Investor Class Service Class Sweep Class	0.65% 0.20% 0.64% 0.45% 1.00%	May 31, 2015 May 31, 2015 May 31, 2015 May 31, 2015 May 31, 2015
National Tax-Free Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	0.65% 0.30% 0.20% 0.45% 1.00%	May 31, 2015 May 31, 2015 May 31, 2015 May 31, 2015 May 31, 2015
North Carolina Tax-Free Fund Class A Class C Institutional Class	0.85% 1.60% 0.54%	October 31, 2014 October 31, 2014 October 31, 2014
Omega Growth Fund Class A Class B Class C Class R Administrator Class Institutional Class	1.30% 2.05% 2.05% 1.55% 1.05% 0.80%	November 30, 2014 November 30, 2014 November 30, 2014 November 30, 2014 November 30, 2014 November 30, 2014
Opportunity Fund Class A Class B Class C Administrator Class Institutional Class Investor Class[4]	1.22% 1.97% 1.97% 1.00% 0.75% 1.28%	January 31, 2015 January 31, 2015 January 31, 2015 January 31, 2015 January 31, 2015 January 31, 2015
Pennsylvania Tax-Free Fund Class A Class B Class C Institutional Class	0.74% 1.49% 1.49% 0.49%	October 31, 2014 October 31, 2014 October 31, 2014 October 31, 2014
Precious Metals Fund Class A Class B Class C Administrator Class Institutional Class	1.09% 1.84% 1.84% 0.95% 0.79%	July 31, 2014 July 31, 2014 July 31, 2014 July 31, 2014 July 31, 2014
Premier Large Company Growth Fund Class A Class B Class C Class R4 Class R6 Administrator Class Institutional Class Investor Class	1.12% 1.87% 1.87% 0.80% 0.65% 0.95% 0.70% 1.18%	November 30, 2014 November 30, 2014 November 30, 2014 November 30, 2014 November 30, 2014 November 30, 2014 November 30, 2014 November 30, 2014
Short Duration Government Bond Fund Class A Class B Class C Class R6 Administrator Class Institutional Class	0.78% 1.53% 1.53% 0.37% 0.60% 0.42%	December 31, 2014 December 31, 2014 December 31, 2014 December 31, 2014 December 31, 2014 December 31, 2014
Short-Term Bond Fund[5] Class A Class C Institutional Class Investor Class	0.77% 1.52% 0.48% 0.78%	December 31, 2014 December 31, 2014 December 31, 2014 December 31, 2014
Short-Term High Yield Bond Fund Class A Class C Administrator Class Institutional Class Investor Class	0.81% 1.56% 0.65% 0.50% 0.84%	December 31, 2014 December 31, 2014 December 31, 2014 December 31, 2014 December 31, 2014
Short-Term Municipal Bond Fund Class A Class C Administrator Class Institutional Class Investor Class	0.60% 1.35% 0.60% 0.40% 0.63%	October 31, 2014 October 31, 2014 October 31, 2014 October 31, 2014 October 31, 2014
Small Cap Opportunities Fund Administrator Class	1.20%	February 28, 2015
Small Cap Value Fund[6] Class A Class B Class C Class R6 Administrator Class Institutional Class Investor Class	1.30% 2.05% 2.05% 0.85% 1.10% 0.90% 1.31%	February 28, 2015 February 28, 2015 February 28, 2015 February 28, 2015 February 28, 2015 February 28, 2015 February 28, 2015
Small Company Growth Fund Class A Class B Class C Administrator Class Institutional Class	1.40% 2.15% 2.15% 1.20% 0.95%	September 30, 2014 September 30, 2014 September 30, 2014 September 30, 2014 September 30, 2014
Small Company Value Fund Class A Class B Class C Administrator Class Institutional Class	1.40% 2.15% 2.15% 1.20% 1.00%	September 30, 2014 September 30, 2014 September 30, 2014 September 30, 2014 September 30, 2014
Small/Mid Cap Value Fund Class A Class C Administrator Class Institutional Class Investor Class	1.35% 2.10% 1.15% 0.95% 1.41%	February 28, 2015 February 28, 2015 February 28, 2015 February 28, 2015 February 28, 2015
Special Mid Cap Value Fund Class A Class C Class R6 Administrator Class Institutional Class Investor Class	1.25% 2.00% 0.82% 1.14% 0.87% 1.31%	January 31, 2015 January 31, 2015 January 31, 2015 January 31, 2015 January 31, 2015 January 31, 2015
Special Small Cap Value Fund Class A Class B Class C Administrator Class Institutional Class	1.34% 2.09% 2.09% 1.09% 0.94%	February 28, 2015 February 28, 2015 February 28, 2015 February 28, 2015 February 28, 2015
Specialized Technology Fund[7] Class A Class B Class C Administrator Class Investor Class	1.55% 2.30% 2.30% 1.40% 1.58%	July 31, 2014 July 31, 2014 July 31, 2014 July 31, 2014 July 31, 2014
Strategic Income Fund Class A Class C Administrator Class Institutional Class	0.90% 1.65% 0.75% 0.60%	February 28, 2015 February 28, 2015 February 28, 2015 February 28, 2015
Strategic Municipal Bond Fund Class A Class B Class C Administrator Class Institutional Class	0.82% 1.57% 1.57% 0.68% 0.48%	October 31, 2014 October 31, 2014 October 31, 2014 October 31, 2014 October 31, 2014
Traditional Small Cap Growth Fund Class A Class C Administrator Class Institutional Class	1.33% 2.08% 1.20% 0.98%	February 28, 2015 February 28, 2015 February 28, 2015 February 28, 2015
Treasury Plus Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	0.65% 0.35% 0.20% 0.45% 1.00%	May 31, 2015 May 31, 2015 May 31, 2015 May 31, 2015 May 31, 2015
Ultra Short-Term Income Fund

Class A

Class C Administrator Class Institutional Class Investor Class	0.70% 1.45% 0.55% 0.35% 0.73%	December 31, 2014 December 31, 2014 December 31, 2014 December 31, 2014 December 31, 2014
Ultra Short-Term Municipal Income Fund Class A Class C Administrator Class Institutional Class Investor Class	0.67% 1.42% 0.60% 0.37% 0.70%	October 31, 2014 October 31, 2014 October 31, 2014 October 31, 2014 October 31, 2014
Utility & Telecommunications Fund Class A Class B Class C Administrator Class Institutional Class	1.14% 1.89% 1.89% 0.95% 0.78%	July 31, 2014 July 31, 2014 July 31, 2014 July 31, 2014 July 31, 2014
WealthBuilder Conservative Allocation Portfolio	1.50%	September 30, 2014
WealthBuilder Equity Portfolio	1.50%	September 30, 2014
WealthBuilder Growth Allocation Portfolio	1.50%	September 30, 2014
WealthBuilder Growth Balanced Portfolio	1.50%	September 30, 2014
WealthBuilder Moderate Balanced Portfolio	1.50%	September 30, 2014
WealthBuilder Tactical Equity Portfolio	1.50%	September 30, 2014
Wisconsin Tax-Free Fund Class A Class C Investor Class	0.70% 1.45% 0.73%	October 31, 2014 October 31, 2014 October 31, 2014
100% Treasury Money Market Fund Class A Administrator Class Service Class Sweep Class	0.65% 0.30% 0.50% 1.00%	May 31, 2015 May 31, 2015 May 31, 2015 May 31, 2015

Most Recent Annual Approval: June 1, 2014

Schedule A amended: June 1, 2014

The foregoing schedule of capped operating expense ratios is agreed to as of June 1, 2014 and shall remain in effect until changed in writing by the parties.

WELLS FARGO FUNDS TRUST

By:

     C. David Messman

     Secretary

WELLS FARGO FUNDS MANAGEMENT, LLC

By:
Aldo Ceccarelli

Vice President

[1]  Reference is made to that certain Investment Sub-Advisory Agreement among the Trust, on behalf of the Alternative Strategies Fund, the Adviser and The Rock Creek Group, LP (“Rock Creek”), as a sub-adviser to the Alternative Strategies Fund, pursuant to which Rock Creek is authorized to invest, from time to time, a portion of the Alternative Strategies Fund’s assets (“Rock Creek Portion”) in shares of registered investment companies (each such company, other than a money market Fund, an “Underlying Fund”).  The provisions of Section 3 of the Amended and Restated Fee Agreement (the “Fee Agreement”) to which this Schedule A relates shall apply to the Capped Operating Expense Ratios of the respective share classes of the Alternative Strategies Fund stated in the table above (the “Baseline Capped Operating Expense Ratios”).  In addition to the foregoing, to the extent that the Rock Creek Portion invests in securities of any Underlying Fund, the Adviser also hereby agrees to additionally waive any advisory fees payable to it under the Investment Advisory Agreement, additionally waive any administration fees payable to it under the Administration Agreement, and/or additionally reimburse other expenses of the Funds or a class in an amount equal to the fees of such Underlying Fund held in the Rock Creek Portion (which shall be calculated based on the net operating expense ratio of the relevant share class of such Underlying Fund contained in the Underlying Fund’s most recently published annual or semi-annual report) (such additional waivers, the “Rock Creek Underlying Fund Waivers”); provided, however, notwithstanding the provisions of Section 3 of the Fee Agreement, the amount of the Rock Creek Underlying Fund Waivers, if any,  may increase or decrease from time to time without notice to, or approval by, the Board, so long as: (i) the initial term and renewal of the Adviser’s commitment to make the Rock Creek Underlying Fund Waivers remain subject to the provisions of Section 3 of the Fee Agreement, and (ii) the Baseline Capped Operating Expense Ratios remain subject to the provisions of Section 3 of the Fee Agreement.

[2]  On March 28, 2014, the Board of Wells Fargo Funds Trust was notified of a change to the net operating expense ratio for the Core Bond Fund.  Effective October 1, 2014, the Investor Class net operating expense ratio will be 0.79% with an expiration date of September 30, 2015.

[3]  On March 28, 2014, the Board of Wells Fargo Funds Trust was notified of a change to the net operating expense ratio for the Emerging Growth Fund.  Effective October 1, 2014, the Investor Class net operating expense ratio will be 1.40% with an expiration date of September 30, 2015.

[4] On March 28, 2014, the Board of Wells Fargo Funds Trust was notified of a change to the net operating expense ratio for the Opportunity Fund.  Effective February 1, 2015, the Investor Class net operating expense ratio will be 1.23% with an expiration date of January 31, 2016.

[5] On March 28, 2014, the Board of Wells Fargo Funds Trust was notified of changes to the net operating expense ratios for the Short-Term Bond Fund.  Effective January 1, 2015, the net operating expense ratios will be: Class A 0.72; Class C 1.47%; and Investor Class 0.73%.  The Institutional Class will remain as 0.48%.  The expiration date of all share classes will be December 31, 2015.

[6] On March 28, 2014, the Board of Wells Fargo Funds Trust was notified of changes to the net operating expense ratios for the Small Cap Value Fund.  Effective August 1, 2014, the net operating expense ratios will be: Class A 1.28; Class B 2.03%, Class C 2.03%; Class R6 0.83%; Administrator Class 1.08%; Institutional Class 0.88% and Investor Class 1.29%.  The expiration date of all share classes will be July 31, 2015.

[7]  On March 28, 2014, the Board of Wells Fargo Funds Trust was notified of changes to the net operating expense ratios for the Specialized Technology Fund.  Effective August 1, 2014, the net operating expense ratios will be: Class A 1.50; Class B 2.25%, Class C 2.25%; Administrator Class 1.35%; and Investor Class 1.53%.  The expiration date of all share classes will be July 31, 2015.